===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -------------------

                                   FORM T-1

      STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                TRUSTEE PURSUANT TO SECTION 305(b)(2)__________

                             -------------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)


                                                          75-2353745
         (State of incorporation                       (I.R.S. employer
         if not a national bank)                      identification No.)

      2001 Ross Avenue, Suite 2700                        75201-2936
             Dallas, Texas                                (Zip Code)
         (Address of trustee's
      principal executive offices)

                              Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                         2001 Ross Avenue, Suite 2700
                           Dallas, Texas 75201-2936
                                (214) 754-1200
           (Name, address and telephone number of agent for service)

                             -------------------

                             La Quinta Inns, Inc.
              (Exact Name of obligor as specified in its charter)

                  Texas                                   74-1724417
    (State or other jurisdication of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)

         112 East Pecan Street
             P.O. Box 2636
           San Antonio, Texas                              78299-2636
 (Address of principal executive offices)                  (Zip Code)

                             -------------------

                          ___% Senior Notes due 2005
                      (Title of the indenture securities)

===============================================================================

                                  GENERAL

1.  GENERAL INFORMATION.

    Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of Dallas (11th District), Dallas, Texas (Board of Governors of the Federal Reserve System)
            Federal Deposit Insurance Corporation, Dallas, Texas
            The Office of the Comptroller of the Currency, Dallas, Texas

    (b)   Whether it is authorized to exercise corporate trust powers.

            The Trust is authorized to exercise corporate trust powers.

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

    If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

    None.

3.  VOTING SECURITIES OF THE TRUSTEE.

    Furnish the following information as to each class of voting securities of the Trustee:

                               As of August 8, 1995
- -------------------------------------------------------------------------------
              Col A.                                         Col B.
- -------------------------------------------------------------------------------
          Title of Class                               Amount Outstanding
- -------------------------------------------------------------------------------
Capital Stock - par value $100 per share                  5,000 shares

4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

    Not Applicable

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

    Not Applicable

6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

    Not Applicable

7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

    Not Applicable

8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

    Not Applicable

9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

    Not Applicable

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

    Not Applicable


11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

    Not Applicable

12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

    Not Applicable

13. dEFAULTS BY THE OBLIGOR.

    Not Applicable

14. AFFILIATIONS WITH THE UNDERWRITERS.

    Not Applicable

15. FOREIGN TRUSTEE.

    Not Applicable

16. LIST OF EXHIBITS.

    T-1.1 - A copy of the Articles of Association of U.S. Trust Company of
            Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16. (con't.)

    T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas, N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.5 - The consent of the Trustee required by Section 321(b) of the Trust
            Indenture Act of 1939.

    T-1.6 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

    NOTE

As of July 24, 1995 the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of August 5, 1993 U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 9,653,964 shares of $5 par value Common Stock as of July 24, 1995.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S. Trust Company of Texas, N.A., U.S. T.L.P.O. and U.S. Trust Corporation.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.

                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S. Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 8th day of August, 1995.

                                       U.S. Trust Company of Texas, N.A.,
                                       Trustee


                                       By:  JOHN C. STOHLMANN
                                          -----------------------------------
                                            John C. Stohlmann
                                            Vice President

                                                             EXHIBIT T-1.5


                            CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of La Quinta Inns, Inc. Senior Notes due 2005, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       U.S. Trust Company of Texas, N.A.


                                       By:  JOHN C STOHLMANN
                                          ------------------------------------
                                            John C. Stohlmann
                                            Vice President

                              Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                              Federal Deposit Insurance Corporation
                              OMB Number: 3064-0052

                              Office of the Comptroller of the Currency
                              OMB Number: 1557-0081

                              Expires March 31, 1996

Exhibit T-1.6

Federal Financial Institutions Examination Council
- --------------------------------------------------------------------------------
                                                                             /1/
[Logo]                        Please refer to page i,
                              Table of Contents, for
                              the required disclosure
                              of estimated burden.
- --------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF LESS THAN $100 MILLION -- FFIEC 034
                                                  (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1995     --------
                                                  ________

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
- --------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, /s/ Alfred B. Childs  SVP & Cashier
  -------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Alfred B. Childs
- ---------------------------------------------------------
Signature of Officer Authorized to Sign Report

  7/19/95
- ---------------------------------------------------------
Date of Signature


The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Arthur White
- ---------------------------------------------------------
Director (Trustee)

/s/ Stuart M. Pearman
- ---------------------------------------------------------
Director (Trustee)

/s/ William J. Goodwin
- ---------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
- --------------------------------------------------------------------------------

FDIC Certificate Number / / / / / /


                              CALL NO. 192             34         06-30-95

                              CERT: 33217           02805     STBK 48-6797

                              U.S. TRUST COMPANY OF TEXAS, N.A.
                              500 NORTH AKARD, SUITE 2100
                              DALLAS, TX   75201

U.S. Trust Co. of Texas, N.A.   Call Date: 06/30/95    ST-BK: 486797   FFIEC 034
2001 Ross Avenue                                                       Page RC-1
Dallas, TX 75201                Vendor ID: D           Cert: 33217

Transit Number: 11101765                                                       9

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1995

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC - BALANCE SHEET

                                                                                                                           C100 --
                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions:
                                                                                                                ---------
                                                                                                         RCON
    a. Noninterest-bearing balances and currency and coin (1,2)________________________________________  0061         346   1.a
                                                                                                                ---------
                                                                                                         RCON
    b. Interest-bearing balances (3)___________________________________________________________________  0071          33   1.b
                                                                                                                ---------
 2. Securities:
                                                                                                                ---------
                                                                                                         RCON
    a. Held-to-maturity securities (from Schedule RC-B, column A)______________________________________  1754           0   2.a
                                                                                                                ---------
                                                                                                         RCON
    b. Available-for-sale securities (from Schedule RC-B, column D)____________________________________  1773      30,254   2.b
                                                                                                                ---------
 3. Federal funds sold and securities purchased under agreements to resell:
                                                                                                                ---------
                                                                                                         RCON
    a. Federal funds sold (4)______________________________________                                      0276           0   3.a
                                                                                                                ---------
                                                                                                         RCON
    b. Securities purchased under agreements to resell (5)_____________________________________________  0277           0   3.b
                                                                                                                ---------
 4. Loans and lease financing receivables:
                                                                                              ---------
                                                                                        RCON
    a. Loans and leases, net of unearned income (from Schedule RC-C)__________________  2122     29,352                     4.a
                                                                                              ---------
                                                                                        RCON
    b. LESS: Allowance for loan and lease losses______________________________________  3123        421                     4.b
                                                                                              ---------
                                                                                        RCON
    c. LESS: Allocated transfer risk reserve__________________________________________  3128          0                     4.c
                                                                                              ---------         ---------
    d. Loans and leases, net of unearned income, allowance, and reserve (item 4.a                        RCON
       minus 4.b and 4.c)_____________________________________________________________                   2125      28,931   4.d
                                                                                                                ---------
                                                                                                         RCON
 5. Trading assets____________________________________________________________________________________   3545           0   5.
                                                                                                                ---------
                                                                                                         RCON
 6. Premises and fixed assets (including capitalized leases)__________________________________________   2145         570   6.
                                                                                                                ---------
                                                                                                         RCON
 7. Other real estate owned (from Schedule RC-M)______________________________________________________   2150           0   7.
                                                                                                                ---------
                                                                                                         RCON
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)__________   2130           0   8.
                                                                                                                ---------
                                                                                                         RCON
 9. Customers' liability to this bank on acceptances outstanding______________________________________   2155           0   9.
                                                                                                                ---------
                                                                                                         RCON
10. Intangible assets (from Schedule RC-M)____________________________________________________________   2143         646   10.
                                                                                                                ---------
                                                                                                         RCON
11. Other assets (from Schedule RC-F)_________________________________________________________________   2160         542   11.
                                                                                                                ---------
                                                                                                         RCON
12.a. Total assets (sum of items 1 through 11)________________________________________________________   2170      61,322   12.a
                                                                                                                ---------
                                                                                                         RCON
   b. Losses deferred pursuant to 12 U.S.C. 1823(j)____________________________________________________  0306           0   12.b
                                                                                                                ---------
                                                                                                         RCON
   c. Total assets and losses deferred pursuant to 12 U.S.C. 1823 (j) (sum of items 12.a and 12.b)_____  0307      61,322   12.c
                                                                                                                ---------

- --------------------
(1) Includes cash items in process of collection and unposted debits.
(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b
(3) Includes time certificates of deposit not held for trading.
(4) Report "term federal funds sold" in Schedule RC, item 4.a, "Loans and leases, net of unearned income", and in
    Schedule RC-C, part I.
(5) Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, "Federal funds sold."

U.S. Trust Co. of Texas, N.A.   Call Date: 06/30/95    ST-BK: 486797   FFIEC 034
2001 Ross Avenue                                                       Page RC-2
Dallas, TX 75201                Vendor ID: D           Cert: 33217

Transit Number: 11101765                                                      10

SCHEDULE RC - CONTINUED

                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
                                                                                                         _________
                                                                                                    RCON
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)__________________  2200    11,926          13.a
                                                                                       RCON  3,409       ---------
       (1) Noninterest-bearing (1)_____________________________________________________6631 ------                          13.a.1
       (2) Interest-bearing ___________________________________________________________6636  8,517                          13.a.2
                                                                                            ------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (1) Noninterest-bearing_________________________________________________________
       (2) Interest-bearing____________________________________________________________
14. Federal funds purchased and securities sold under agreements to repurchase:
                                                                                                         ---------
                                                                                                    RCON    26,000          14.a
    a. Federal funds purchased (2)__________________________________________________________________0278 ---------
                                                                                                    RCON         0          14.b
    b. Securities sold under agreements to repurchase (3) __________________________________________0279 ---------
                                                                                                    RCON         0          15.a
15. a. Demand notes issued to the U.S. Treasury ____________________________________________________2840 ---------
                                                                                                    RCON         0          15.b
    b. Trading liabilities _________________________________________________________________________3548 ---------

16. Other borrowed money:                                                                                ---------
                                                                                                    RCON         0          16.a
    a. With original maturity of one year or less __________________________________________________2332 ---------
                                                                                                    RCON     3,000          16.b
    b. With original maturity of more than one year ________________________________________________2333 ---------
                                                                                                    RCON         0          17.
17. Mortgage indebtedness and obligations under capitalized leases _________________________________2910 ---------
                                                                                                    RCON         0          18.
18. Bank's liability on acceptances executed and outstanding _______________________________________2920 ---------
                                                                                                    RCON         0          19.
19. Subordinated notes and debentures ______________________________________________________________3200 ---------
                                                                                                    RCON     2,497          20.
20. Other liabilities (from Schedule RC-G) _________________________________________________________2930 ---------
                                                                                                    RCON    43,423          21.
21. Total liabilities (sum of items 13 through 20) _________________________________________________2948 ---------

                                                                                                         ---------
                                                                                                    RCON         0
22. Limited-life preferred stock and related surplus _______________________________________________3282 ---------          22.

EQUITY CAPITAL                                                                                           ---------
                                                                                                    RCON     7,000          23.
23. Perpetual preferred stock and related surplus __________________________________________________3838 ---------
                                                                                                    RCON       500          24.
24. Common stock ___________________________________________________________________________________3230 ---------
                                                                                                    RCON     8,384          25.
25. Surplus (exclude all surplus related to preferred stock) _______________________________________3839 ---------
                                                                                                    RCON     2,012          26.a
26. a. Undivided profits and capital reserves ______________________________________________________8434 ---------
                                                                                                    RCON         3          26.b
    b. Net unrealized holding gains (losses) on available-for-sale securities ______________________3632 ---------

27. Cumulative foreign currency translation adjustments ____________________________________________     ---------
                                                                                                    RCON    17,899          28.a
28. a. Total equity capital (sum of items 23 through 27) ___________________________________________3210 ---------
                                                                                                    RCON         0          28.b
    b. Losses deferred pursuant to 12 U.S.C. 1823(j) _______________________________________________0306 ---------

                                                                                                         ---------
    c. Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)                       RCON    17,899          28.c
        (sum of items 28.a and 28.b) _______________________________________________________________3559 ---------

                                                                                                         ---------
29. Total liabilities, limited-life preferred stock, equity capital, and losses deferred pursuant   RCON    61,322          29.
    to 12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c) ___________________________________________2257 ---------

Memorandum
 To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes                Number
    the most comprehensive level of auditing work performed for the bank by independent             RCON ----------
    external auditors as of any date during 1994 ___________________________________________________6724        N/A         M.1
                                                                                                         ----------
1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified            external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank            authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing             auditors
    standards by a certified public accounting firm which            6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but            external auditors
    not on the bank separately)                                      7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance       8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state chartering authority)
- -------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."
(3) Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a, "Federal funds purchased."